                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the registrant /X/
Filed by a party other than the registrant / /

Check the appropriate box:
/ / Preliminary proxy statement           / / Confidential,
                                              for Use of the Commission Only
/X/ Definitive proxy statement                (as permitted by Rule 14a-6(e)(2))
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                               THE PNC(R) FUND
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                               THE PNC(R) FUND
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total Fee Paid:

- --------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                THE PNC(R) FUND

                         ------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         ------------------------------

                                                               February 15, 1995

To the Shareholders of
The PNC Fund

     A Special Meeting of Shareholders of the Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond and Government Income Portfolios of The PNC Fund (the "Fund") will be held on March 29, 1995 at 10:00 a.m. at the Meadow Woods Conference Center at Bellevue Park Corporate Center, 201 Bellevue Parkway, Wilmington, Delaware 19809 for the following purposes:

          (1) Shareholders of each of the Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond and Government Income Portfolios will consider the approval or disapproval of a sub-advisory agreement between PNC Institutional Management Corporation, the Fund's investment adviser, and BlackRock Financial Management, Inc.; and

          (2) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on February 13, 1995 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to complete and promptly return the enclosed Proxy in order that the meeting may be held and a maximum number of shares may be voted.

MORGAN R. JONES
Secretary

                                THE PNC(R) FUND
                              400 BELLEVUE PARKWAY
                                   SUITE 100
                           WILMINGTON, DELAWARE 19809

                                PROXY STATEMENT

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF THE PNC FUND (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE MANAGED INCOME, TAX-FREE INCOME, INTERMEDIATE GOVERNMENT, OHIO TAX-FREE INCOME, PENNSYLVANIA TAX-FREE INCOME, SHORT-TERM BOND, INTERMEDIATE-TERM BOND AND GOVERNMENT INCOME PORTFOLIOS TO BE HELD AT THE MEADOW WOODS CONFERENCE CENTER AT BELLEVUE PARK CORPORATE CENTER, 201 BELLEVUE PARKWAY, WILMINGTON, DELAWARE ON MARCH 29, 1995 AT 10:00 A.M. (SUCH MEETING AND ANY ADJOURNMENT THEREOF IS REFERRED TO AS THE "MEETING").

     It is expected that the solicitation of proxies will be primarily by mail. The Fund's officers and service contractors may also solicit proxies by telephone, telegraph or personal interview. The Fund will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. This Proxy Statement and each enclosed form of proxy ("Proxy") are expected to be distributed to shareholders on or about February 16, 1995.

     Only shareholders of record at the close of business on February 13, 1995 will be entitled to vote at the Meeting. On that date the outstanding shares for each class were as follows:

                                                                             NUMBER OF
                                                                               SHARES
                         PORTFOLIO                             CLASS(1)     OUTSTANDING
- ------------------------------------------------------------  -----------  --------------
Managed Income..............................................  F-1 Shares    8,038,784.931
     "......................................................  F-2 Shares    1,070,422.113
     "......................................................  F-3 Shares   40,802,012.854
Tax-Free Income.............................................  H-1 Shares      268,028.231
     "......................................................  H-2 Shares      654,544.335
     "......................................................  H-3 Shares        9,337.103
Intermediate Government.....................................  K-1 Shares    5,917,580.135
     "......................................................  K-2 Shares      901,929.327
     "......................................................  K-3 Shares   12,399,244.721
Ohio Tax-Free Income........................................  L-1 Shares      500,006.070
     "......................................................  L-2 Shares      345,041.871
     "......................................................  L-3 Shares        8,405.613
     "......................................................  L-4 Shares        6,333.653
Pennsylvania Tax-Free Income................................  M-1 Shares    1,209,689.087
     "......................................................  M-2 Shares    4,423,003.777
     "......................................................  M-3 Shares       80,424.154
     "......................................................  M-4 Shares      124,488.550
Short-Term Bond.............................................  R-1 Shares      469,511.725
     "......................................................  R-2 Shares       30,126.648
     "......................................................  R-3 Shares    1,129,400.624
Intermediate-Term Bond......................................  S-1 Shares    3,880,925.425
     "......................................................  S-2 Shares       44,666.637
     "......................................................  S-3 Shares   11,042,676.729
Government Income...........................................  X-2 Shares      117,398.900
     "......................................................  X-4 Shares      414,561.359

- ---------------

(1) Classes of Service, Series A Investor, Institutional and Series B Investor Shares are denoted by "-1", "-2", "-3" and "-4", respectively.

     The above-referenced portfolios and the shares representing interests therein are referred to individually as a "Portfolio" and a "Share," respectively, and collectively as the "Portfolios" and the "Shares," respectively.

     A Proxy is enclosed with respect to each Portfolio in which you own Shares. If you own Shares in more than one Portfolio, each Proxy enclosed should be completed in full. If each enclosed Proxy is executed properly and returned, Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. The Board of Trustees recommends a vote FOR the approval of the proposed sub-advisory agreements.

     Voting Procedures. Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. Shareholders of each class of Shares of a Portfolio will vote together as a single class, and the shareholders of each Portfolio will vote separately with respect to the approval or disapproval of a sub-advisory agreement (each a "Sub-Advisory Agreement") between PNC Institutional Management Corporation ("PIMC") and BlackRock Financial Management, Inc. ("BlackRock") with respect to such Portfolio.

     If a Proxy is properly executed and returned, but marked with an abstention, the Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. The approval by each of the Portfolios of a Sub-Advisory Agreement requires the affirmative vote of the holders of a "majority of the outstanding Shares" of the Portfolio (as defined by the Investment Company Act of 1940 (the "1940 Act")), which means the lesser of (a) the holders of 67% or more of the Shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding Shares of the Portfolio are present in person or by proxy or (b) more than 50% of the outstanding Shares of the Portfolio.

     In the absence of voting instructions, Shares will be voted FOR the proposal as indicated on each
Proxy. If a proxy is properly executed and is marked with an abstention, the Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Massachusetts law, abstentions will have the same effect as casting a vote against the proposal. Broker "non-votes" (i.e., Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be disregarded for all purposes.

     If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete each enclosed Proxy and mail it in the enclosed reply envelope.

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 1994 TO ANY SHAREHOLDER UPON REQUEST. THE FUND'S ANNUAL REPORT TO SHAREHOLDERS MAY BE OBTAINED FROM THE FUND BY CALLING
(800) 422-6538.

          APPROVAL OR DISAPPROVAL OF PROPOSED SUB-ADVISORY AGREEMENTS

            (EACH SUB-ADVISORY AGREEMENT WILL BE VOTED UPON ONLY BY HOLDERS OF SHARES IN THE PORTFOLIO TO WHICH IT PERTAINS.)

     At the Meeting, shareholders of each Portfolio will be asked to approve a proposed Sub-Advisory Agreement between PIMC and BlackRock with respect to such Portfolio. A form of Sub-Advisory Agreement for each of the Portfolios is attached to this Proxy Statement as Exhibit A. The following description of the Sub-Advisory Agreements is qualified in its entirety by Exhibit A.

     The terms and conditions of, and the sub-advisory fees payable to BlackRock under, the proposed Sub-Advisory Agreements are the same as the terms and conditions of, and sub-advisory fees payable under, the Portfolios' current sub-advisory agreements, except as noted in the next paragraph. For each Portfolio other than the Tax-Free Income Portfolio, BlackRock will employ certain asset management techniques that are substantially different from those of the Portfolios' current sub-advisers. BlackRock has developed a very active management style emphasizing portfolio duration management on a daily basis in order to closely track the duration, and hence the interest rate sensitivity, of a specified securities index or other benchmark. BlackRock intends to manage the duration of each Portfolio to be similar to that of a designated benchmark appropriate to the Portfolio's investment objective and policies. At the same time, BlackRock will actively manage each Portfolio using a relative value approach by overweighting certain industry sectors and selecting individual securities that BlackRock believes will best enable the Portfolio to achieve its investment objective. In this manner, BlackRock will seek to outperform each Portfolio's designated benchmark. As a result of BlackRock's management style, BlackRock believes that each Portfolio other than the Tax-Free Income Portfolio may experience a portfolio turnover rate that is substantially higher than the portfolio turnover rate associated with the Portfolio's current sub-adviser.

     BlackRock will primarily provide investment research and credit analysis with respect to the Tax-Free Income Portfolio and PIMC will be primarily responsible for actively managing the Portfolio's assets. The Sub-Advisory Agreement between PIMC and BlackRock with respect to the Portfolio will reflect this allocation of responsibilities. Because BlackRock would not be primarily responsible for the active management of the Tax-Free Income Portfolio, the portfolio turnover rate of the Portfolio is not expected to be materially affected after BlackRock becomes sub-adviser to the Portfolio.

     It is currently estimated that under normal market conditions the annual portfolio turnover rate for each Portfolio will not exceed 100%. Although the portfolio turnover rate may equal 400% for each Portfolio other than the Tax-Free Income Portfolio with BlackRock as sub-adviser, it is expected that the portfolio turnover rates will ordinarily be lower than 400%. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to a Portfolio.

     The Managed Income, Intermediate Government, Short-Term Bond, Intermediate-Term Bond and Government Income Portfolios may currently invest in mortgage-related securities, including collateralized mortgage obligations. The Managed Income, Short-Term Bond and Intermediate-Term Bond Portfolios may currently invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another (e.g., credit card receivables and home equity loans). The Tax-Free Income, Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios may currently invest in tax-exempt derivative securities relating to municipal obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests. In addition, each of the Portfolios may currently invest in options and futures. These investments are commonly referred to as derivative instruments or "derivatives." BlackRock's investment strategy may include investments in such derivatives in accordance with each Portfolio's investment objective and policies. Investments in derivatives involve special risks and the value of derivatives may be more volatile than the value of other securities.

     PIMC serves as investment adviser to each of the Portfolios. Pursuant to each advisory agreement between the Fund and PIMC, PIMC is authorized to enter into sub-advisory agreements with other service providers to assist PIMC in the performance of its duties as adviser. PNC Bank, Ohio, National Association ("PNC Bank Ohio") has served as the Ohio Tax-Free Income Portfolio's sub-adviser since February 3, 1992 under a sub-advisory agreement similar to the proposed Sub-Advisory Agreement for such Portfolio. PNC Bank, National Association ("PNC Bank") has served as the Tax-Free Income Portfolio's sub-adviser since April 6, 1990 under a sub-advisory agreement similar to the proposed Sub-Advisory Agreement for such Portfolio. PNC Bank has served as the Managed Income and Intermedi-ate Government Portfolios' sub-adviser since September 10, 1993 under sub-advisory agreements similar to the proposed Sub-Advisory Agreements for such Portfolios. PNC Bank has served as the Short-Term Bond and Intermediate-Term Bond Portfolios' sub-adviser since March 1, 1993 under a sub-advisory agreement similar to the proposed Sub-Advisory Agreements for such Portfolios. PNC Bank has served as the Government Income Portfolio's sub-adviser since December 17, 1993 under a sub-advisory agreement similar to the proposed Sub-Advisory Agreement for such Portfolio. PNC Bank has served as the Pennsylvania Tax-Free Income Portfolio's sub-adviser since February 3, 1992 under a sub-advisory agreement similar to the proposed Sub-Advisory Agreement for such Portfolio. The approval or disapproval of the Sub-Advisory Agreements relates solely to the identity of the Portfolios' sub-adviser and will have no effect on the Portfolios' respective expense ratios. A description of other terms of the Fund's advisory agreements with PIMC, including information on advisory fees paid to PIMC, appears below under "Information about PIMC, BlackRock, PNC Bank, PNC Bank Ohio and Provident Distributors, Inc."

     On June 16, 1994, the partners of BlackRock Financial Management L.P. entered into a definitive agreement to sell their partnership interests to PNC Bank for $240 million in the form of cash and notes. PNC Bank expects that the closing of the acquisition of BlackRock Financial Management L.P. will be completed on or about February 28, 1995. On December 16, 1994, each of the proposed Sub-Advisory Agreements was approved by the Fund's Board of Trustees, including a majority of the Fund's trustees who are not "interested persons" of the Fund or of BlackRock. The Board's approval of the proposed Sub-Advisory Agreements was based on its consideration of several factors, including: i) the recommendation of PIMC to appoint BlackRock as the new sub-adviser to the Portfolios; ii) BlackRock's investment management philosophy and techniques, and the nature and quality of the advisory services provided by BlackRock to its current advisory clients; iii) the representations of PNC Bank and BlackRock that all key BlackRock employees are expected to remain with BlackRock after the acquisition of BlackRock by PNC Bank; iv) the fact that the terms and conditions of, and the sub-advisory fees payable to BlackRock under, the proposed Sub-Advisory Agreements are the same as the terms and conditions of, and sub-advisory fees payable under, each Portfolio's current sub-advisory agreement, and that the Portfolios' respective expense ratios will not be affected by the proposed Sub-Advisory Agreements; and v) the Board's determination that the terms and conditions of, and the sub-advisory fees payable to BlackRock under, the proposed Sub-Advisory Agreements are fair and reasonable.

DESCRIPTION OF THE SUB-ADVISORY AGREEMENTS

     The terms and conditions of, and the sub-advisory fees payable to BlackRock under, the proposed Sub-Advisory Agreements are the same as the terms and conditions of, and sub-advisory fees payable under, the Portfolios' current sub-advisory agreements, except as noted in the next paragraph with respect to the Tax-Free Income Portfolio.

     Under the proposed Sub-Advisory Agreements between PIMC and BlackRock with respect to each Portfolio other than the Tax-Free Income Portfolio, BlackRock would supervise the day-to-day operations of such Portfolios, subject to the oversight and supervision of PIMC and the Fund's Board of Trustees. Pursuant to each such Sub-Advisory Agreement, BlackRock would: (i) provide investment research and credit analysis concerning a Portfolio's investments, (ii) conduct a continual program of investment for the Portfolio's assets, (iii) determine what securities and other investments will be purchased, retained or sold by the Portfolio, (iv) place orders for all purchases and sales of the investments made for the Portfolio, and (v) maintain the books and records as are required to support the Fund's operations (in conjunction with record-keeping and accounting functions performed by PIMC as investment adviser). The proposed Sub-Advisory Agreement between PIMC and BlackRock with respect to the Tax-Free Income Portfolio will differ from the Portfolio's current sub-advisory agreement in that BlackRock is not required to supervise the day-to-day operations of the Portfolio. BlackRock is expected primarily to provide investment research and credit analysis with respect to the Tax-Free Income Portfolio.

     For its sub-advisory services to each of the Portfolios, BlackRock would be entitled to receive from PIMC fees, computed daily and payable monthly, at the following annual rates for the specified Portfolios:

                                                     ANNUAL SUB-ADVISORY FEE
                                          (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                                      ------------------------------------------------------
                                                                                     OHIO
                                       MANAGED      INTERMEDIATE     TAX-FREE      TAX-FREE
                                       INCOME        GOVERNMENT       INCOME        INCOME
        AVERAGE DAILY NET ASSETS      PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO
    --------------------------------  ---------     ------------     ---------     ---------
    first $1 billion................    .35  %      .35     %        .35    %      .35    %
    $1 billion -- $2 billion........    .30         .30              .30           .30
    $2 billion -- $3 billion........    .275        .275             .275          .275
    greater than $3 billion.........    .25         .25              .25           .25

                                                                PENNSYLVANIA
                                                GOVERNMENT       TAX-FREE       SHORT-TERM     INTERMEDIATE
                                                  INCOME          INCOME           BOND         TERM BOND
        AVERAGE DAILY NET ASSETS                 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
    -------------------------------             ----------      ------------    ----------     ------------
    first $1 billion..............                 .35%           .35%             .35%           .35%
    $1 billion -- $2 billion......                 .30            .30              .30            .30
    $2 billion -- $3 billion......                 .275           .275             .275           .275
    greater than $3 billion.......                 .25            .25              .25            .25

     Each proposed Sub-Advisory Agreement provides that BlackRock will pay all expenses incurred by it in connection with its activities under the Sub-Advisory Agreement other than the cost of securities, commodities and other investments, and brokerage commissions and other transaction charges. The Sub-Advisory Agreements also provide that BlackRock shall not be liable for any error of judgment or mistake of law or for any loss suffered by PIMC or a Portfolio in connection with the performance of the Sub-Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties as sub-adviser or from reckless disregard by BlackRock of its obligations or duties under the Sub-Advisory Agreements.

     If approved by the holders of a majority of the outstanding Shares of a Portfolio, a Sub-Advisory Agreement would become effective on the first business day following the Meeting, or at the close of business on the day the acquisition of BlackRock by PNC Bank is consummated, whichever occurs last. If approved, the Sub-Advisory Agreement would continue in effect with respect to the Portfolio until March 31, 1996, provided that the Sub-Advisory Agreement and the advisory agreement between the Fund and PIMC with respect to such Portfolio is not sooner terminated. Thereafter, the Sub-Advisory Agreement would continue in effect with respect to the Portfolio for successive annual periods, provided that such continuance is approved at least annually (i) by the vote of a majority of those members of the

Board of Trustees who are not interested persons of any party to the Sub-Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board of Trustees or by vote of a majority of the outstanding Shares of the Portfolio.

     Each proposed Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment. Each proposed Sub-Advisory Agreement also provides that it is terminable with respect to a Portfolio, without penalty, by the Fund (by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding Shares of such Portfolio) or by PIMC or BlackRock on 60 days' written notice, and will terminate automatically upon any termination of the investment advisory agreement between the Fund and PIMC with respect to such Portfolio.

     For certain additional information about BlackRock, see "Information about PIMC, BlackRock, PNC Bank, PNC Bank Ohio and Provident Distributors, Inc."

APPROVAL OF SUB-ADVISORY AGREEMENTS

     If a Sub-Advisory Agreement with respect to a Portfolio is approved, then the Portfolio's current sub-advisory agreement will terminate at the close of business on the day of the Meeting, or at the close of business on the day the acquisition of BlackRock by PNC Bank is consummated, whichever occurs last. If a proposed Sub-Advisory Agreement is not approved by the shareholders of a Portfolio, the Portfolio's current sub-adviser will continue to serve in that capacity.

     THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH OF THE PORTFOLIOS VOTE "FOR" APPROVAL OF THE RESPECTIVE SUB-ADVISORY AGREEMENTS.

     INFORMATION ABOUT PIMC, BLACKROCK, PNC BANK, PNC BANK OHIO AND PROVIDENT DISTRIBUTORS, INC.

DESCRIPTION OF THE INVESTMENT ADVISORY AGREEMENTS

     INVESTMENT ADVISORY AGREEMENTS RELATING TO THE PORTFOLIOS. PIMC serves as investment adviser to: (i) the Managed Income and Tax-Free Income Portfolios under an investment advisory agreement dated as of October 4, 1989, (ii) the Intermediate Government, Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios under an investment advisory agreement dated as of February 3, 1992,
(iii) the Government Income Portfolio under an investment advisory agreement dated as of December 17, 1993, and (iv) the Short-Term Bond and Intermediate-Term Bond Portfolios under an investment advisory agreement dated as of March 1, 1993 (collectively, the "Investment Advisory Agreements"). In the Investment Advisory Agreements, PIMC has agreed, subject to the general supervision of the Fund's Board of Trustees and in accordance with each Portfolio's investment objective and policies, either directly or through a sub-adviser, to manage each Portfolio's assets, to provide investment research and to be responsible for, make decisions with respect to and place orders for all purchases and sales of portfolio securities.

     Under the Investment Advisory Agreements, PIMC is entitled to an advisory fee, computed daily and paid monthly, at the following annual rates:

                                                ANNUAL ADVISORY FEE
                                   (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                            ------------------------------------------------------------
                             GOVERNMENT        MANAGED       INTERMEDIATE      TAX-FREE
      AVERAGE DAILY NET        INCOME          INCOME         GOVERNMENT        INCOME
            ASSETS            PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
    ----------------------  -------------   -------------   ---------------   ----------
    first $1 billion......       .50 %      .50      %      .50       %       .50    %
    $1 billion -- $2
      billion.............       .45        .45             .45               .45
    $2 billion -- $3
      billion.............       .425       .425            .425              .425
    greater than $3
      billion.............       .40        .40             .40               .40

                            INTERMEDIATE-   OHIO TAX-FREE    PENNSYLVANIA     SHORT-TERM
      AVERAGE DAILY NET       TERM BOND        INCOME       TAX-FREE INCOME      BOND
            ASSETS            PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
    ----------------------  -------------   -------------   ---------------   ----------
    first $1 billion......       .50 %      .50      %      .50       %       .50    %
    $1 billion -- $2
      billion.............       .45        .45             .45               .45
    $2 billion -- $3
      billion.............       .425       .425            .425              .425
    greater than $3
      billion.............       .40        .40             .40               .40

     The table below sets forth the aggregate advisory fees paid (and the corresponding percentages of average daily net assets which such aggregate fees paid represent) by each of the Portfolios for the fiscal year ended September 30, 1994 and the aggregate advisory fees waived by PIMC with respect to each such Portfolio.

                                                                 % OF
                                                                AVERAGE
                                                  ADVISORY     DAILY NET     ADVISORY
                     PORTFOLIO                   FEES PAID    ASSETS PAID   FEES WAIVED
    -------------------------------------------  ----------   -----------   -----------
    Managed Income.............................  $1,398,343       .35%       $ 599,290
    Tax-Free Income............................           0         0           47,655
    Intermediate Government....................     368,546       .20          552,819
    Ohio Tax-Free Income.......................           0         0           35,709
    Pennsylvania Tax-Free Income...............      49,646       .09          227,003
    Short-Term Bond............................      36,893       .11          137,696
    Intermediate-Term Bond.....................     131,294       .19          206,071
    Government Income(1).......................         n/a       n/a              n/a

- ---------------

(1) No Shares of the Government Income Portfolio were outstanding during the fiscal year ended September 30, 1994.

     Each Investment Advisory Agreement provides that PIMC will pay all expenses incurred by it in connection with its activities under the Investment Advisory Agreement other than the expenses to be borne by the Fund's Portfolios, which include the cost of securities, commodities and other investments, and brokerage commissions and other transaction charges. Any fees or compensation payable to sub-advisers or other sub-contractors are to be paid by PIMC. Each Investment Advisory Agreement also provides that PIMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under the Investment Advisory Agreement.

     Each Investment Advisory Agreement will continue in effect with respect to each of the Portfolios until March 31, 1995 and thereafter from year to year, provided that such continuance is approved at least annually (i) by the vote of a majority of those members of the Board of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of any party to the Investment Advisory Agreement and (ii) by the Board of Trustees or by vote of a majority of the outstanding Shares of each such Portfolio. Each Investment Advisory Agreement provides that it will terminate automatically in the event of its assignment. Each Investment Advisory Agreement also provides that it is terminable without penalty with respect to each Portfolio by the Fund (by vote of the Board of Trustees of the Fund or by vote of the holders of a majority of the outstanding Shares of such Portfolio) or by PIMC on 60 days' written notice.

     The Investment Advisory Agreement dated as of October 4, 1989 was approved by the holders of a majority of the outstanding Shares of each of the Managed Income and Tax-Free Income Portfolios of the Fund at a special meeting of shareholders held on September 27, 1990 to satisfy conditions imposed by the Securities and Exchange Commission ("SEC") in connection with the registration of the Shares of such Portfolios under the Securities Act of 1933 (the "1933 Act"). The Investment Advisory Agreement dated as of February 3, 1992 was approved by the sole shareholder of the Intermediate Government, Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios by consent action on February 5, 1992; the Investment Advisory Agreement dated as of December 17, 1993 was approved by the sole shareholder of the Government Income Portfolio by consent action on February 1, 1994; and the Investment Advisory Agreement dated as of March 1, 1993 was approved by the sole shareholder of the Short-Term Bond and Intermediate-Term Bond Portfolios by consent action on March 23, 1993 to satisfy conditions imposed by the SEC in connection with the registration of the Shares of such Portfolios under the 1933 Act. Each of the above-referenced Investment Advisory Agreements was last approved by the Board of Trustees on October 18, 1994 in connection with the annual review of all of the Fund's advisory arrangements required by the 1940 Act.

     SUB-ADVISORY AGREEMENTS RELATING TO THE PORTFOLIOS. PNC Bank serves as sub-adviser to the: i) Tax-Free Income Portfolio pursuant to a sub-advisory agreement with PIMC dated as of April 6, 1990, ii) Managed Income and Intermediate Government Portfolios pursuant to sub-advisory agreements with PIMC dated as of September 10, 1993, iii) Short-Term Bond and Intermediate-Term Bond Portfolios pursuant to a sub-advisory agreement with PIMC dated as of March 1, 1993, iv) Pennsylvania Tax-Free Income Portfolio pursuant to a sub-advisory agreement with PIMC dated as of February 3, 1992, and v) Government Income Portfolio pursuant to a sub-advisory agreement with PIMC dated as of December 17, 1993. These sub-advisory agreements are the same as the proposed Sub-Advisory Agreements for the Managed Income, Intermediate Government, Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond and Government Income Portfolios, except as noted above with respect to the Tax-Free Income Portfolio. Pursuant to each such sub-advisory agreement, PNC Bank is entitled to receive sub-advisory fees from PIMC with respect to each of the Managed Income, Tax-Free Income, Intermediate Government, Pennsylvania Tax-Free Income, Government Income, Short-Term Bond and Intermediate-Term Bond Portfolios at the annual rate of .35% of the first $1 billion of average daily net assets, .30% of the next $1 billion of average daily net assets, .275% of the next $1 billion of average daily net assets, and .25% of the Portfolio's average daily net assets in excess of $3 billion.

     The sub-advisory agreement between PIMC and PNC Bank dated as of April 6, 1990 was approved by the holders of a majority of the outstanding Shares of the Tax-Free Income Portfolio at a special meeting of shareholders held on September 27, 1990 to satisfy conditions imposed by the SEC in connection with the registration of the Shares of such Portfolio under the 1933 Act. The sub-advisory agreements between PIMC and PNC Bank dated as of September 10, 1993 were approved by the holders of a majority of the outstanding Shares of the Managed Income and Intermediate Government Portfolios, respectively, at a special meeting of shareholders held on September 10, 1993 in connection with the approval of PNC Bank as sub-adviser. The sub-advisory agreement between PIMC and PNC Bank dated as of February 3, 1992 was approved by the sole shareholder of the Pennsylvania Tax-Free Income Portfolio by consent action on February 5, 1992; the sub-advisory agreement between PIMC and PNC Bank dated as of March 1, 1993 was approved by the sole shareholder of the Short-Term Bond and Intermediate-Term Bond Portfolios by consent action on March 23, 1993; and the sub-advisory agreement between PIMC and PNC Bank dated as of December 17, 1993 was approved by the sole shareholder of the Government Income Portfolio by consent action on February 1, 1994 to satisfy conditions imposed by the SEC in connection with the registration of the Shares of such Portfolios under the 1933 Act. Each of the above-referenced sub-advisory agreements was last approved by the Fund's Board of Trustees on October 18, 1994 in connection with the annual review of all of the Fund's advisory arrangements required by the 1940 Act.

     The table below sets forth the aggregate sub-advisory fees paid by PIMC to PNC Bank during the fiscal year ended September 30, 1994 and the aggregate sub-advisory fees waived by PNC Bank during such period with respect to each of the following Portfolios:

                                                                     % OF
                                                                    AVERAGE
                                                 SUB-ADVISORY      DAILY NET      SUB-ADVISORY
                     PORTFOLIO                    FEES PAID       ASSETS PAID     FEES WAIVED
    -------------------------------------------  ------------     -----------     ------------
    Managed Income.............................   $1,198,580          .30%          $199,763
    Tax-Free Income............................            0            0             33,359
    Intermediate Government....................      276,410          .15            368,546
    Short-Term Bond............................       36,893          .11             85,319
    Intermediate-Term Bond.....................       97,470          .14            138,685
    Government Income(1).......................            0            0                  0
    Pennsylvania Tax-Free Income...............       33,198          .06            160,456

- ---------------
(1) No Shares of the Government Income Portfolio were outstanding during the fiscal year ended September 30, 1994.

     PNC Bank Ohio serves as sub-adviser to the Ohio Tax-Free Income Portfolio pursuant to a sub-advisory agreement with PIMC dated as of February 3, 1992 which is the same as the proposed Sub-Advisory Agreement for the Ohio Tax-Free Income Portfolio. For its services as sub-adviser, PNC Bank Ohio receives compensation from PIMC at the annual rate of .35% of the first $1 billion of average daily net assets, .30% of the next $1 billion of average daily net assets, .275% of the next $1 billion of average daily net assets and .25% of the average daily net assets of the Ohio Tax-Free Income Portfolio in excess of $3 billion. The sub-advisory agreement was approved by the sole shareholder of the Ohio Tax-Free

Income Portfolio by consent action on February 5, 1992 to satisfy conditions imposed by the SEC in connection with the registration of the Shares of the Portfolio under the 1933 Act. The sub-advisory agreement was last approved by the Fund's Board of Trustees on October 18, 1994 in connection with the annual review of all of the Fund's advisory arrangements required by the 1940 Act.

     PNC Bank Ohio waived all sub-advisory fees with respect to the Ohio Tax-Free Income Portfolio for the fiscal year ended September 30, 1994. The aggregate amount of sub-advisory fees waived by PNC Bank Ohio with respect to the Portfolio for that year was $24,996.

     PIMC AND PNC BANK. PIMC's principal offices are located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. All of the capital stock of PIMC is owned by PNC Bank. All of the capital stock of PNC Bank, which has principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101, is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc., which is located at 3411 Silverside Road, Wilmington, Delaware 19810, is owned by PNC Bank Corp. PNC Bank Corp. is a publicly held bank holding company with principal offices at 5th and Wood Streets, Pittsburgh, Pennsylvania 15265. To the Fund's knowledge, no person owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of PNC Bank Corp. at January 18, 1995.

     The name and principal occupation of the principal executive officer and each director of PIMC as of January 18, 1995 was as follows: J. Richard Carnall, Chairman of PIMC and Executive Vice President, PNC Bank, N.A.; Richard C. Caldwell, Executive Vice President, PNC Bank Corp.; Richard L. Smoot, President and Chief Executive Officer, PNC Bank, N.A. (Philadelphia); Joseph N. Sgroi, Jr., Vice President and Secretary, PNC Bank, Delaware, N.A.; and Thomas H. Nevin, President and Chief Investment Officer. All of the above persons may be reached c/o PIMC, 400 Bellevue Parkway, Wilmington, Delaware 19809.

     The name and principal occupation of the principal executive officer and each director of PNC Bank, National Association as of January 18, 1995 was as follows: B. R. Brown, President and Chief Executive Officer of Consol, Inc.; Constance E. Clayton, Chief, Division of Community Health Care, Medical College of Pennsylvania; Eberhard Faber, IV, Chairman and Chief Executive Officer, E.F.L., Inc.; Dr. Stuart Heydt, President and Chief Executive Officer, Geisinger Foundation; Edward P. Junker, III, Vice Chairman; Thomas A. McConomy, President, Chief Executive Officer and Chairman, Calgon Garbon Corporation; Robert C. Milsom, Retired Officer; Thomas H. O'Brien, Chairman of PNC Bank and Chairman and Chief Executive Officer, PNC Bank Corp.; Dr. J. Dennis O'Connor, Chancellor, University of Pittsburgh; Rocco A. Ortenzio, Chairman and Chief Executive Officer, Continental Medical Systems, Inc.; Jane G. Pepper, President, Pennsylvania Horticultural Society; Robert C. Robb, Jr., President, Lewis, Eckert, Robb & Company; James E. Rohr, President, PNC Bank Corp.; Daniel M. Rooney, President, Pittsburgh Steelers Football Club of the National Football League; Seth E. Schofield, Chairman, President and Chief Executive Officer, USAir Group, Inc.; and Robert M. Valentini, Retired Officer. All of the above persons may be reached c/o PNC Bank, 5th and Wood Streets, Pittsburgh, Pennsylvania 15265.

     Pursuant to a Custodian Agreement, PNC Bank serves as the custodian of the Fund's assets. The Fund pays PNC Bank an annual fee for its custodial services equal to $.25 for each $1,000 of average gross assets for the first $50 million of each Portfolio's average gross assets, $.20 for each $1,000 of average gross assets for the next $50 million of such Portfolio's average gross assets, and $.15 per each $1,000 of average gross assets of such Portfolio in excess of $100 million. The table below sets forth the aggregate custody fees paid by the Fund to PNC Bank during the fiscal year ended September 30, 1994 with respect to each of the following Portfolios:

    PORTFOLIO                                                         CUSTODY FEES PAID
    --------------------------------------------------------------    -----------------
    Managed Income................................................        $  76,557
    Tax-Free Income...............................................           12,380
    Intermediate Government.......................................           39,103
    Short-Term Bond...............................................           17,095
    Intermediate-Term Bond........................................           22,453
    Government Income(1)..........................................                0
    Pennsylvania Tax-Free Income..................................           14,992
    Ohio Tax-Free Income..........................................           13,706

- ---------------
(1) No Shares of the Government Income Portfolio were outstanding during the fiscal year ended September 30, 1994.

     PNC Bank would continue to serve as the Fund's custodian if the proposed Sub-Advisory Agreements are approved.

     PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as administrators to the Fund under an Administration Agreement dated as of January 18, 1993. PFPC is affiliated with PIMC and PNC Bank. PFPC's offices are located at 400 Bellevue Parkway, Wilmington, DE 19809. PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of average daily net assets, .16% of the next $1 billion of average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. The table below sets forth the administration fees paid by the Fund to PFPC during the fiscal year ended September 30, 1994 with respect to each of the following Portfolios:

                                                                   ADMINISTRATION FEES
    PORTFOLIO                                                         PAID TO PFPC
    -------------------------------------------------------    ---------------------------
    Managed Income.........................................             $ 481,251
    Tax-Free Income........................................                     0
    Intermediate Government................................               168,315
    Short-Term Bond........................................                11,266
    Intermediate-Term Bond.................................                46,068
    Government Income(1)...................................                     0
    Pennsylvania Tax-Free Income...........................                14,364
    Ohio Tax-Free Income...................................                     0

- ---------------
(1) No Shares of the Government Income Portfolio were outstanding during the fiscal year ended September 30, 1994.

     PFPC also serves as the Fund's transfer agent, registrar and dividend disbursing agent under a Transfer Agency Agreement dated as of October 4, 1989. The table below sets forth the aggregate fees paid by the Fund to PFPC under the Transfer Agency Agreement during the fiscal year ended September 30, 1994 with respect to each of the following Portfolios:

                                                                 FEES PAID TO PFPC UNDER
                           PORTFOLIO                            TRANSFER AGENCY AGREEMENT
    --------------------------------------------------------    -------------------------
    Managed Income..........................................             $36,247
    Tax-Free Income.........................................              47,988
    Intermediate Government.................................              37,794
    Short-Term Bond.........................................              27,286
    Intermediate-Term Bond..................................              25,286
    Government Income(1.....................................                   0
    Pennsylvania Tax-Free Income............................              40,804
    Ohio Tax-Free Income....................................              23,124

- ---------------
(1) No Shares of the Government Income Portfolio were outstanding during the fiscal year ended September 30, 1994.

     PFPC would continue to serve as the Fund's co-administrator, transfer agent, registrar and dividend disbursing agent if the proposed Sub-Advisory Agreements are approved.

     PNC BANK OHIO. All of the capital stock of PNC Bank Ohio is owned by PNC Banc Corp., Ohio. Both PNC Bank Ohio and PNC Banc Corp., Ohio have principal offices at 201 East 5th Street, Cincinnati, Ohio 45202. All of the capital stock of PNC Banc Corp., Ohio is owned by PNC Bank Corp., whose principal offices are at 5th & Wood Streets, Pittsburgh, Pennsylvania 15265. The name and principal occupation of the chief executive officer and each director of PNC Bank Ohio as of January 18, 1995 are as follows: Jack E. Brown, Chairman and Chief Executive Officer, BBI Marketing Services, Inc.; Robert H. Castellini, Chairman and Chief Executive Officer, The Castellini Company; Phillip R. Cox, President and Chief Executive Officer, Cox Financial Corporation; Benjamin Gettler, Chairman and President, Vulcan Corporation; Cortland J. Meader, Executive Vice President; Ralph S. Michel, III, President and Chief Executive Officer; Jackson H. Randolph, Chairman and Chief Executive Officer, CINergy Corp.; Stephen C. Schatleman, President and Chief Executive Officer, PNC Bank, Northern Kentucky, N.A.; Jack Twyman, Chairman, Super Food Services, Inc.; Thomas L. Williams, President, North American Properties; Allen G. Zaring, Jr., Chairman, Zaring Homes, Inc; and William H. Zimmer, Jr., Vice Chairman of the Board, Cincinnati Financial Corporation. All of the above may be reached c/o PNC Bank Ohio, 201 East 5th Street, Cincinnati, Ohio 45202.

     BLACKROCK. BlackRock Financial Management L.P. is a Delaware limited partnership founded in April 1988 by Laurence D. Fink and Ralph L. Schlosstein. BlackRock Financial Management L.P. is registered as an investment adviser under the Investment Advisers Act of 1940.

     It is expected that BlackRock Financial Management L.P. will become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc. ("PAMG") on or before February 28, 1995. All of the capital stock of PAMG, which is located at 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103, is owned by PNC Bank. All of the capital stock of PNC Bank, which has principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101, is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc., which is located at 3411 Silverside Road, Wilmington, Delaware 19810, is owned by PNC Bank Corp. PNC Bank Corp. is a publicly held bank holding company with principal offices at 5th and Wood Streets, Pittsburgh, Pennsylvania 15265.

     The name and principal occupation of the principal executive officer and the general partner of BlackRock Financial Management L.P. as of January 18, 1995 was as follows: Laurence D. Fink, Chairman and Chief Executive Officer; Ralph L. Schlosstein, President; and BFM Management Partners L.P. ("BFM Management"), a Delaware limited partnership. The general partner of BFM Management is BFM Management Corp., a Delaware corporation whose stock is owned by Messrs. Fink and Schlosstein. It is expected that the name and principal occupation of the principal executive officers of BlackRock as of the date the acquisition of BlackRock by PNC Bank is consummated will be as follows: Laurence
D. Fink, Chairman and Chief Executive Officer; and Ralph L. Schlosstein, President. The name of each director of BlackRock is expected to be as follows:
Richard C. Caldwell, Executive Vice President of PNC Bank Corp.; and Messrs. Fink and Schlosstein. All of the above may be reached c/o BlackRock, 345 Park Avenue, New York, New York 10154.

     OTHER INVESTMENT COMPANIES ADVISED BY PIMC, PNC BANK AND BLACKROCK. The table below sets forth certain information concerning the other investment companies which share similar investment objectives to that of the Portfolios and for which PIMC, PNC Bank or BlackRock act as investment adviser or sub-adviser, and describes the existing fee agreements with them as of December 31, 1994. PIMC, PNC Bank and BlackRock were waiving, as of the date of this Proxy Statement, some or all of the advisory fees payable by certain of the companies listed below. Those waivers are not reflected in the table.

                        PIMC AND PNC BANK ADVISED FUNDS

                                                                            ANNUAL FEE
         NAME OF INVESTMENT COMPANY           NET ASSET VALUE          (BASED ON AVERAGE NET
              AND/OR PORTFOLIO                AS OF 12/31/94                  ASSETS)
- --------------------------------------------  ---------------       ---------------------------
Independence Square Income Securities Inc.
  ("ISIS")..................................  $    30,390,294       .20% of net assets.
- -----------------------------------------------------------------------------------------------
Municipal Fund for California Investors,
  Inc., California Intermediate Fund........  $    17,490,968       .20% of net assets.
- -----------------------------------------------------------------------------------------------
Municipal Fund for Temporary Investment,
  Intermediate Municipal Fund...............  $    14,107,674       .20% of net assets.
- -----------------------------------------------------------------------------------------------
Trust for Federal Securities, Short
  Government Fund...........................  $     4,801,886       .20% of net assets.

                      PIMC AND PNC BANK SUB-ADVISED FUNDS

                                                                            ANNUAL FEE
         NAME OF INVESTMENT COMPANY           NET ASSET VALUE          (BASED ON AVERAGE NET
              AND/OR PORTFOLIO                AS OF 12/31/94                  ASSETS)
- --------------------------------------------  ---------------       ---------------------------
Counsellors New York Tax-Exempt Fund,
  Inc.......................................  $    88,481,200       .25% of net assets.
- -----------------------------------------------------------------------------------------------
RBB Fund, Inc. Tax-Free Bond................  $     4,577,303       .50% of first $250 million;
                                                                    .45% of next $250 million;
                                                                    .40% of net assets over
                                                                    $500 million.

                      BLACKROCK ADVISED/SUB-ADVISED FUNDS

         NAME OF INVESTMENT COMPANY
              AND/OR PORTFOLIO                  APPROXIMATE                 ANNUAL FEE
            (OPEN-END MANAGEMENT              NET ASSET VALUE          (BASED ON AVERAGE NET
           INVESTMENT COMPANIES)              AS OF 11/30/94                  ASSETS)
- --------------------------------------------  ---------------       ---------------------------
The BlackRock Government Income Trust.......  $    56,645,000       .25% of the average
                                                                    daily net asset value
- -----------------------------------------------------------------------------------------------
Dean Witter Premier Income Trust............  $    41,349,000       .20% of the average
                                                                    daily net asset value
- -----------------------------------------------------------------------------------------------
Smith Barney Adjustable Rate Government
  Income Trust..............................  $   205,593,000       .20% of the average
                                                                    daily net asset value
- -----------------------------------------------------------------------------------------------
Accessor Funds, Inc. Mortgage Securities
  Portfolio.................................  $    33,032,000       .25%** of the average
                                                                    daily net asset value
- -----------------------------------------------------------------------------------------------
Frank Russell Investment Company............  $    98,265,000       .25% of the average
                                                                    daily net asset value up to
                                                                    $100 million;
                                                                    .20% in excess of $100
                                                                    million
- -----------------------------------------------------------------------------------------------
The BFM Institutional Trust Inc.............  $   128,031,000       .30% of the average
                                                                    daily net asset value***
- -----------------------------------------------------------------------------------------------
U.S. Affinity Tax-Free Municipal Fund.......  $     1,840,000       .20% of the average daily
                                                                    net asset value up to
                                                                    $100 million;
                                                                    .15% of the next $200
                                                                    million;
                                                                    .125% of the next $300
                                                                    million;
                                                                    .10% of the next $400
                                                                    million; and
                                                                    .075% of such assets
                                                                    in excess of $1 billion

- ---------------
 ** The maximum fee that can be earned is .25% (a portion of the fee is fixed and the balance is based on performance).

*** This is a series fund currently consisting of the Short Duration Portfolio and the Core Fixed Income Portfolio. The Short Duration Portfolio's advisory fee rate is .30% and the Core Fixed Income Portfolio's advisory fee rate is .35%; however, BlackRock Financial Management L.P. has agreed to waive .05% of its fee for the Core Fixed Income Portfolio.

         NAME OF INVESTMENT COMPANY
              AND/OR PORTFOLIO                  APPROXIMATE                 ANNUAL FEE
           (CLOSED-END MANAGEMENT             NET ASSET VALUE          (BASED ON AVERAGE NET
           INVESTMENT COMPANIES)              AS OF 11/30/94                  ASSETS)
- --------------------------------------------  ---------------       ---------------------------
The BlackRock Advantage Term Trust Inc. ....  $    87,030,000       .60% of the average
                                                                    weekly net assets until
                                                                    December 31, 1995;
                                                                    .50% from January 1, 1996
                                                                    through December 31, 2000;
                                                                    .40% from January 1, 2001
                                                                    through termination
- -----------------------------------------------------------------------------------------------
The BlackRock Income Trust Inc. ............  $   449,618,000       .65% of the average
                                                                    weekly net assets
- -----------------------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust
  Inc. .....................................  $   438,816,000       .35% of the average
                                                                    weekly total assets
- -----------------------------------------------------------------------------------------------
The BlackRock 1998 Term Trust Inc. .........  $   528,907,000       .50% of the average
                                                                    weekly net assets until
                                                                    December 31, 1994;
                                                                    .40% from January 1, 1995
                                                                    through December 31, 1996;
                                                                    .30% from January 1, 1997
                                                                    through termination
- -----------------------------------------------------------------------------------------------
The BlackRock 1999 Term Trust Inc. .........  $   183,726,000       .40% of the average
                                                                    weekly net assets
- -----------------------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc. .........  $ 1,149,975,000       .40% of the average
                                                                    weekly net assets
- -----------------------------------------------------------------------------------------------
The BlackRock Insured Municipal 2008 Term
  Trust Inc. ...............................  $   357,309,000       .35% of the average
                                                                    weekly total assets
- -----------------------------------------------------------------------------------------------
The BlackRock New York Insured Municipal
  2008 Term Trust Inc. .....................  $   146,553,000       .35% of the average
                                                                    weekly total assets
- -----------------------------------------------------------------------------------------------
The BlackRock California Insured Municipal
  2008 Term Trust Inc. .....................  $   134,277,000       .35% of the average
                                                                    weekly total assets
- -----------------------------------------------------------------------------------------------
The BlackRock Florida Insured Municipal 2008
  Term Trust Inc. ..........................  $   113,839,000       .35% of the average
                                                                    weekly total assets
- -----------------------------------------------------------------------------------------------
The BlackRock Broad Investment Grade 2009
  Term Trust Inc. ..........................  $    34,868,000       .55% of the average
                                                                    weekly net assets
- -----------------------------------------------------------------------------------------------
The BlackRock North American Government
  Income Trust Inc. ........................  $   358,364,000       .60% of the average
                                                                    weekly net assets
- -----------------------------------------------------------------------------------------------

         NAME OF INVESTMENT COMPANY
              AND/OR PORTFOLIO                  APPROXIMATE                 ANNUAL FEE
           (CLOSED-END MANAGEMENT             NET ASSET VALUE          (BASED ON AVERAGE NET
           INVESTMENT COMPANIES)              AS OF 11/30/94                  ASSETS)
- --------------------------------------------  ---------------       ---------------------------
The BlackRock Strategic Term Trust Inc. ....  $   469,319,000       .60% of the average
                                                                    weekly net assets until
                                                                    December 31, 1994;
                                                                    .45% from January 1, 1995
                                                                    through December 31, 1998;
                                                                    .30% from January 1, 1999
                                                                    through termination
- -----------------------------------------------------------------------------------------------
The BlackRock Target Term Trust Inc. .......  $   865,473,000       .45% of the average
                                                                    weekly net assets until
                                                                    December 31, 1996;
                                                                    .30% from January 1, 1997
                                                                    through termination
- -----------------------------------------------------------------------------------------------
The BlackRock Insured Municipal Term
  Trust Inc. ...............................  $   240,732,000       .35% of the average
                                                                    weekly total assets
- -----------------------------------------------------------------------------------------------
The BlackRock Investment Quality Term
  Trust Inc. ...............................  $   304,461,000       .60% of the average
                                                                    weekly net assets until
                                                                    December 31, 1998;
                                                                    .50% from January 1, 1999
                                                                    through December 31, 2002;
                                                                    .40% from January 1, 2003
                                                                    through termination
- -----------------------------------------------------------------------------------------------
The BlackRock Investment Quality Municipal
  Trust Inc. ...............................  $   185,103,000       .35% of the average
                                                                    weekly total assets
- -----------------------------------------------------------------------------------------------
The BlackRock California Investment Quality
  Municipal Trust Inc. .....................  $    11,137,000       .35% of the average
                                                                    weekly total assets
- -----------------------------------------------------------------------------------------------
The BlackRock Florida Investment Quality
  Municipal Trust...........................  $    12,215,000       .35% of the average
                                                                    weekly total assets
- -----------------------------------------------------------------------------------------------
The BlackRock New Jersey Investment Quality
  Municipal Trust Inc. .....................  $    10,679,000       .35% of the average
                                                                    weekly total assets
- -----------------------------------------------------------------------------------------------
The BlackRock New York Investment Quality
  Municipal Trust Inc. .....................  $    13,935,000       .35% of the average
                                                                    weekly total assets

     PROVIDENT DISTRIBUTORS, INC. Provident Distributors, Inc. ("PDI") serves as the Fund's distributor. PDI's offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     PNC Bank and PNC Bank Ohio have no investment power over the Shares they held of record and disclaim beneficial ownership of such Shares. At February 13, 1995 the Fund's officers and trustees as a group owned less than 1% of the outstanding Shares of each Portfolio of the Fund. To the Fund's knowledge, at February 13, 1995 the name, address and percentage ownership of each person that beneficially owned 5% or more of the outstanding Shares of any class of a Portfolio was as follows:

                                                                        PERCENTAGE     PERCENTAGE OF
                           NAME AND ADDRESS OF    CLASS AND AMOUNT OF    OF CLASS     PORTFOLIO SHARES
       PORTFOLIO            BENEFICIAL OWNER        SHARES OWNED(1)        OWNED           OWNED
- -----------------------  -----------------------  -------------------   -----------   ----------------
Managed Income.........  Saxon & Company            8,030,807.072           99.9%             91.5%
                         PNC Bank                     Shares of
                         Attn: Income                 Class F-1
                         Collections
                         200 Stevens Drive,
                         Suite 260 Lester, PA
                         19113
                         BHC Securities              681,810.803            63.6%          0.01366%
                         Attn: Mutual Funds           Shares of
                         Department                   Class F-2
                         100 N. 20th Street
                         Philadelphia, PA 19103
                         Saxon & Company           37,675,892.249           92.3%             91.5%
                         PNC Bank                     Shares of
                         Attn: Income                 Class F-3
                         Collections 200 Stevens
                         Drive, Suite 260
                         Lester, PA 19113
Tax-Free Income........  Saxon & Company             268,028.231             100%             29.7%
                         PNC Bank                     Shares of
                         Attn: Income                 Class H-1
                         Collections
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities              155,700.407            23.7%             16.7%
                         Attn: Mutual Funds           Shares of
                         Department                   Class H-2
                         100 N. 20th Street
                         Philadelphia, PA 19103
                         Saxon & Company              9,337.103              100%             29.7%
                         PNC Bank                     Shares of
                         Attn: Income                 Class H-3
                         Collections
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113

                                                                        PERCENTAGE     PERCENTAGE OF
                           NAME AND ADDRESS OF    CLASS AND AMOUNT OF    OF CLASS     PORTFOLIO SHARES
       PORTFOLIO            BENEFICIAL OWNER        SHARES OWNED(1)        OWNED           OWNED
- -----------------------  -----------------------  -------------------   -----------   ----------------
Intermediate
  Government...........  Saxon & Company            5,917,580.135            100%             92.1%
                         PNC Bank                     Shares of
                         Attn: Income                 Class K-1
                         Collections
                         200 Stevens Drive,
                         Suite 260 Lester, PA
                         19113
                         BHC Securities              723,008.136            80.1%          0.03766%
                         Attn: Mutual Funds           Shares of
                         Department                   Class K-2
                         100 N. 20th Street
                         Philadelphia, PA 19103
                         Saxon & Company           11,789,254.896           95.5%             92.1%
                         PNC Bank                     Shares of
                         Attn: Income                 Class K-3
                         Collections
                         200 Stevens Drive,
                         Suite 260 Lester, PA
                         19113
Ohio Tax-Free Income...  Saxon & Company             500,006.070             100%             58.5%
                         PNC Bank                     Shares of
                         Attn: Income                 Class L-1
                         Collections
                         200 Stevens Drive,
                         Suite 260 Lester, PA
                         19113
                         BHC Securities              253,214.182            73.0%             30.1%
                         Attn: Mutual Funds           Shares of
                         Department                   Class L-2
                         100 N. 20th Street
                         Philadelphia, PA 19103
                         Saxon & Company              3,739.831             4.44%             58.5%
                         PNC Bank                     Shares of
                         Attn: Income                 Class L-3
                         Collections
                         200 Stevens Drive,
                         Suite 260 Lester, PA
                         19113
                         Garlow & Company             4,665.782             55.5%          0.00542%
                         Citizens National Bank       Shares of
                         Attn: Jackie Griggs          Class L-3
                         12 E. Main Street
                         P.O. Box 69 Norwalk, OH
                         44857
                         BHC Securities               6,332.641             99.9%             30.1%
                         Attn: Mutual Funds           Shares of
                         Department                   Class L-4
                         100 N. 20th Street
                         Philadelphia, PA 19103

                                                                        PERCENTAGE     PERCENTAGE OF
                           NAME AND ADDRESS OF    CLASS AND AMOUNT OF    OF CLASS     PORTFOLIO SHARES
       PORTFOLIO            BENEFICIAL OWNER        SHARES OWNED(1)        OWNED           OWNED
- -----------------------  -----------------------  -------------------   -----------   ----------------
Pennsylvania Tax-Free
  Income...............  Saxon & Company            1,209,689.087            100%             22.0%
                         PNC Bank                     Shares of
                         Attn: Income                 Class M-1
                         Collections
                         200 Stevens Drive,
                         Suite 260 Lester, PA
                         19113
                         BHC Securities             2,892,904.628           65.4%             50.0%
                         Attn: Mutual Funds           Shares of
                         Department                   Class M-2
                         100 N. 20th Street
                         Philadelphia, PA 19103
                         Saxon & Company             80,424.154              100%             22.0%
                         PNC Bank                     Shares of
                         Attn: Income                 Class M-3
                         Collections
                         200 Stevens Drive,
                         Suite 260 Lester, PA
                         19113
                         BHC Securities              27,125.974             21.7%             50.0%
                         Attn: Mutual Funds           Shares of
                         Department                   Class M-4
                         100 N. 20th Street
                         Philadelphia, PA 19103
Short-Term Bond........  Saxon & Company             469,511.725             100%             84.6%
                         PNC Bank                     Shares of
                         Attn: Income                 Class R-1
                         Collections
                         200 Stevens Drive,
                         Suite 260 Lester, PA
                         19113
                         BHC Securities              21,075.047             69.9%           0.0129%
                         Attn: Mutual Funds           Shares of
                         Department                   Class R-2
                         100 N. 20th Street
                         Philadelphia, PA 19103
                         MMC&P Inc. Recordkeeper      4,285.744             14.2%          0.00262%
                         for Sage Corporation         Shares of
                         Profit Sharing Plan          Class R-2
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA 15222
                         Rafiou Barry & Raye          2,686.817              8.9%          0.00164%
                         Barry                        Shares of
                         JTWROS                       Class R-2
                         C/O Halco Mining Inc
                         900 Two Allegheny
                         Center
                         Pittsburgh, PA 15212

                                                                        PERCENTAGE     PERCENTAGE OF
                           NAME AND ADDRESS OF    CLASS AND AMOUNT OF    OF CLASS     PORTFOLIO SHARES
       PORTFOLIO            BENEFICIAL OWNER        SHARES OWNED(1)        OWNED           OWNED
- -----------------------  -----------------------  -------------------   -----------   ----------------
                         Saxon & Company             909,050.602            80.5%             84.6%
                         PNC Bank                     Shares of
                         Attn: Income                 Class R-3
                         Collections
                         200 Stevens Drive,
                         Suite 260 Lester, PA
                         19113
                         Medical Practice            220,350.022            19.4%             13.4%
                         Account                      Shares of
                         Thomas Jefferson             Class R-3
                         University
                         Attn: Treasurer's
                         Office
                         1020 Walnut Street
                         Philadelphia, PA 19107
Intermediate-Term
  Bond.................  Saxon & Company            3,880,925.425            100%             99.7%
                         PNC Bank                     Shares of
                         Attn: Income                 Class S-1
                         Collections
                         200 Stevens Drive,
                         Suite 260 Lester, PA
                         19113
                         BHC Securities              13,572.519             30.3%           0.0009%
                         Attn: Mutual Funds           Shares of
                         Department                   Class S-2
                         100 N. 20th Street
                         Philadelphia, PA 19103
                         MMC&P Inc. Recordkeeper      9,947.845             22.3%          0.00066%
                         For Daily Farms Profit       Shares of
                         Sharing Plan                 Class S-2
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA 15222
                         MMC&P Inc. Recordkeeper     18,127.445             40.6%          0.00121%
                         For                          Shares of
                         Wolfers Service Station      Class S-2
                         Money Purchase Pension
                         Plan
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA 15222
                         Saxon & Company           11,042,676.729            100%             99.7%
                         PNC Bank                     Shares of
                         Attn: Income                 Class S-3
                         Collections
                         200 Stevens Drive,
                         Suite 260 Lester, PA
                         19113
Government Income......  BHC Securities              108,951.511            92.8%             20.4%
                         Attn: Mutual Funds           Shares of
                         Department                   Class X-2
                         100 N. 20th Street
                         Philadelphia, PA 19103

- ---------------
(1) Share classes designated by "-1", "-2", "-3" and "-4" represent Service, Series A Investor, Institutional and Series B Investor Shares, respectively, in a Portfolio. Service, Series A Investor, Series B Investor and Institutional Shares represent equal pro rata interests in a Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Service Shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service Shares. Service Shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service Shares. Series A Investor Shares bear the expense of the Fund's Amended and Restated Distribution and Service Plan at an annual rate not to exceed .55% of the average daily net asset value of each Portfolio's outstanding Series A Investor Shares. Series B Investor Shares bear the expense of the Fund's Series B Distribution Plan and Series B Service Plan at annual rates not to exceed .75% and .25%, respectively, of the average daily net asset value of each Portfolio's outstanding Series B Investor Shares. Institutional Shares bear no expenses relating to the Fund's Service, Distribution and Service, Series B Distribution or Series B Service Plans.

                                 OTHER MATTERS

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

Dated: February 15, 1995

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                               TABLE OF EXHIBITS

                                                                                           EXHIBIT
                                                                                           -------
Form of Sub-Advisory Agreement...........................................................    A-1

                                                                     EXHIBIT A-1

                             SUB-ADVISORY AGREEMENT

                        (                    Portfolio)

     AGREEMENT dated as of            , 1995 between PNC Institutional
Management Corporation, a Delaware corporation ("Advisor"), and BlackRock Financial Management, Inc., a Delaware corporation ("Sub-Advisor").

     WHEREAS, Advisor has agreed to furnish investment advisory services to the
                    Portfolio (the "Portfolio") of The PNC(R) Fund (the "Fund"), an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

     WHEREAS, Advisor wishes to retain the Sub-Advisor to provide it with investment research and statistical services in connection with Advisor's advisory activities on behalf of the Portfolio;

     WHEREAS, the advisory agreement between Advisor and the Fund dated as of
            , 19 (such Agreement or the most recent successor agreement between such parties relating to advisory services to the Portfolio is referred to herein as the "Advisory Agreement") specifically provides that Advisor will sub-contract investment advisory services with respect to the Portfolio to Sub-Advisor pursuant to a sub-advisory agreement agreeable to the Fund and approved in accordance with the provisions of the 1940 Act;

     WHEREAS, the Board of Trustees of the Fund and the Fund's shareholders have approved this Agreement, and Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. Advisor hereby appoints Sub-Advisor to act as sub-advisor with respect to the Portfolio as provided in Section 2 of the Advisory Agreement. Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Services of Sub-Advisor. Subject to the oversight and supervision of Advisor and the Fund's Board of Trustees, Sub-Advisor will supervise the day-to-day operations of the Portfolio and perform the following services: (i) provide investment research and credit analysis concerning the Portfolio's investments, (ii) conduct a continual program of investment of the Portfolio's assets, (iii) determine what portion of the Portfolio's assets will be invested in cash, cash equivalents and money market instruments, (iv) place orders for all purchases and sales of the investments made for the Portfolio, and (v) maintain the books and records as are required to support Fund operations (in conjunction with record-keeping and accounting functions performed by Advisor). In addition, Sub-Advisor will keep the Fund and Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information Sub-Advisor believes appropriate for this purpose. Sub-Advisor will communicate to Advisor on each day that a purchase or sale of an instrument is effected for the Portfolio (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be effected,
(iv) the CUSIP number of the instrument, if any, and (v) such other information as Advisor may reasonably require for purposes of fulfilling its obligations to the Fund under the Advisory Agreement.

Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Portfolio's Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time), and the resolutions of the Fund's Board of Trustees.

     3. Other Sub-Advisor Covenants.  Sub-Advisor further agrees that it:

     (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, Sub-Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, Sub-Advisor may, subject to the approval of the Fund's Board of Trustees, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio and other clients of Advisor or Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of Advisor and Sub-Advisor to the Portfolio and their other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term. In addition, Sub-Advisor is authorized to take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with Advisor, Sub-Advisor or the Fund's distributor), provided that Sub-Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Portfolio's securities be purchased from or sold to the Advisor, Sub-Advisor, the Fund's distributor or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

     (c) will maintain or cause Advisor to maintain books and records with respect to the Portfolio's securities transactions and will render to Advisor and the Fund's Board of Trustees such periodic and special reports as they may request;

     (d) will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When Sub-Advisor makes investment recommendations for the Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Portfolio's account are customers of the commercial department of its affiliates; and

     (e) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, the Portfolio and the Fund's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

     4. Services Not Exclusive. Sub-Advisor's services hereunder are not deemed to be exclusive, and Sub-Advisor shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-Advisor hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Expenses. During the term of this Agreement, Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Portfolio.

     7. Compensation. For the services which the Sub-Advisor will render to Advisor under this Agreement, Advisor will pay to Sub-Advisor a fee, computed daily and payable monthly, at the following annual rates for the Portfolio: .35% of its first $1 billion of average daily net assets; .30% of its next $1 billion of average daily net assets; .275% of its next $1 billion of average daily net assets; and .25% of its average daily net assets in excess of $3 billion.

     If the Advisor waives any or all of its advisory fee payable under the Advisory Agreement, or reimburses the Fund pursuant to Section 8(b) of that Agreement, with respect to the Portfolio, the Sub-Advisor will bear its share of the amount of such waiver or reimbursement by waiving fees otherwise payable to it hereunder on a proportionate basis to be determined by comparing the aggregate fees otherwise payable to it hereunder with respect to the Portfolio to the aggregate fees otherwise payable by the Fund to the Advisor under the Advisory Agreement with respect to the Portfolio. Advisor shall inform Sub-Advisor prior to waiving any advisory fees.

     8. Limitation on Liability. Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

     9. Duration and Termination. This Agreement will become effective as of the date hereof and, unless sooner terminated with respect to the Portfolio as provided herein, shall continue in effect with respect to the Portfolio until March 31, 1996. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Portfolio for successive annual periods ending on March 31, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Fund's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio), or by Advisor or Sub-Advisor, on 60 days' written notice and will terminate automatically upon any termination of the Advisory Agreement between the Fund and Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

     10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

     11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     12. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                       PNC INSTITUTIONAL
                                       MANAGEMENT CORPORATION

                                       By:

                                       BLACKROCK FINANCIAL
                                       MANAGEMENT, INC.

                                       By:

PROXY                           THE PNC(R) FUND
                           TAX-FREE INCOME PORTFOLIO

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) Fund (the "Fund") for use at a Special Meeting of Shareholders to be held at the Meadow Woods Conference Center at Bellevue Park Corporate Center, 201 Bellevue Parkway, Wilmington, DE 19809 on March 29, 1995 at 10:00 a.m.

    The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest of the Tax-Free Income Portfolio held of record by the undersigned on the record date for the meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

    (1) Proposal to approve the Sub-Advisory Agreement for the Tax-Free Income Portfolio between PNC Institutional Management Corporation and BlackRock Financial Management, Inc.

                                           / / FOR    / / AGAINST    / / ABSTAIN

    (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

    Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL (1).

                                                PLEASE SIGN, DATE AND RETURN THE
                                                PROXY CARD PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.
                                                Dated:                    , 1995
                                                X
                                                 ------------------------------
                                                           Signature
                                                X
                                                 ------------------------------
                                                   Signature, if held jointly

PROXY                           THE PNC(R) FUND
                       INTERMEDIATE GOVERNMENT PORTFOLIO

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) Fund (the "Fund") for use at a Special Meeting of Shareholders to be held at the Meadow Woods Conference Center at Bellevue Park Corporate Center, 201 Bellevue Parkway, Wilmington, DE 19809 on March 29, 1995 at 10:00 a.m.

    The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest of the Intermediate Government Portfolio held of record by the undersigned on the record date for the meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

    (1) Proposal to approve the Sub-Advisory Agreement for the Intermediate Government Portfolio between PNC Institutional Management Corporation and BlackRock Financial Management, Inc.

                                           / / FOR    / / AGAINST    / / ABSTAIN

    (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

    Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL (1).

                                                PLEASE SIGN, DATE AND RETURN THE
                                                PROXY CARD PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.
                                                Dated:                    , 1995
                                                X
                                                 ------------------------------
                                                           Signature
                                                X
                                                 ------------------------------
                                                   Signature, if held jointly

PROXY                           THE PNC(R) FUND
                         OHIO TAX-FREE INCOME PORTFOLIO

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) Fund (the "Fund") for use at a Special Meeting of Shareholders to be held at the Meadow Woods Conference Center at Bellevue Park Corporate Center, 201 Bellevue Parkway, Wilmington, DE 19809 on March 29, 1995 at 10:00 a.m.

    The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest of the Ohio Tax-Free Income Portfolio held of record by the undersigned on the record date for the meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

    (1) Proposal to approve the Sub-Advisory Agreement for the Ohio Tax-Free Income Portfolio between PNC Institutional Management Corporation and BlackRock Financial Management, Inc.

                                           / / FOR    / / AGAINST    / / ABSTAIN

    (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

    Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL (1).

                                                PLEASE SIGN, DATE AND RETURN THE
                                                PROXY CARD PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.
                                                Dated:                    , 1995
                                                X
                                                 ------------------------------
                                                           Signature
                                                X
                                                 ------------------------------
                                                   Signature, if held jointly

PROXY                           THE PNC(R) FUND
                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) Fund (the "Fund") for use at a Special Meeting of Shareholders to be held at the Meadow Woods Conference Center at Bellevue Park Corporate Center, 201 Bellevue Parkway, Wilmington, DE 19809 on March 29, 1995 at 10:00 a.m.

    The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest of the Pennsylvania Tax-Free Income Portfolio held of record by the undersigned on the record date for the meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

    (1) Proposal to approve the Sub-Advisory Agreement for the Pennsylvania Tax-Free Income Portfolio between PNC Institutional Management Corporation and BlackRock Financial Management, Inc.

                                           / / FOR    / / AGAINST    / / ABSTAIN

    (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

    Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL (1).

                                                PLEASE SIGN, DATE AND RETURN THE
                                                PROXY CARD PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.
                                                Dated:                    , 1995
                                                X
                                                 ------------------------------
                                                           Signature
                                                X
                                                 ------------------------------
                                                   Signature, if held jointly

PROXY                           THE PNC(R) FUND
                           SHORT-TERM BOND PORTFOLIO

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) Fund (the "Fund") for use at a Special Meeting of Shareholders to be held at the Meadow Woods Conference Center at Bellevue Park Corporate Center, 201 Bellevue Parkway, Wilmington, DE 19809 on March 29, 1995 at 10:00 a.m.

    The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest of the Short-Term Bond Portfolio held of record by the undersigned on the record date for the meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

    (1) Proposal to approve the Sub-Advisory Agreement for the Short-Term Bond Portfolio between PNC Institutional Management Corporation and BlackRock Financial Management, Inc.

                                           / / FOR    / / AGAINST    / / ABSTAIN

    (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

    Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL (1).

                                                PLEASE SIGN, DATE AND RETURN THE
                                                PROXY CARD PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.
                                                Dated:                    , 1995
                                                X
                                                 ------------------------------
                                                           Signature
                                                X
                                                 ------------------------------
                                                   Signature, if held jointly

PROXY                           THE PNC(R) FUND
                        INTERMEDIATE-TERM BOND PORTFOLIO

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) Fund (the "Fund") for use at a Special Meeting of Shareholders to be held at the Meadow Woods Conference Center at Bellevue Park Corporate Center, 201 Bellevue Parkway, Wilmington, DE 19809 on March 29, 1995 at 10:00 a.m.

    The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest of the Intermediate-Term Bond Portfolio held of record by the undersigned on the record date for the meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

    (1) Proposal to approve the Sub-Advisory Agreement for the Intermediate-Term Bond Portfolio between PNC Institutional Management Corporation and BlackRock Financial Management, Inc.

                                           / / FOR    / / AGAINST    / / ABSTAIN

    (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

    Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL (1).

                                                PLEASE SIGN, DATE AND RETURN THE
                                                PROXY CARD PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.
                                                Dated:                    , 1995
                                                X
                                                 ------------------------------
                                                           Signature
                                                X
                                                 ------------------------------
                                                   Signature, if held jointly

PROXY                           THE PNC(R) FUND
                          GOVERNMENT INCOME PORTFOLIO

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) Fund (the "Fund") for use at a Special Meeting of Shareholders to be held at the Meadow Woods Conference Center at Bellevue Park Corporate Center, 201 Bellevue Parkway, Wilmington, DE 19809 on March 29, 1995 at 10:00 a.m.

    The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest of the Government Income Portfolio held of record by the undersigned on the record date for the meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

    (1) Proposal to approve the Sub-Advisory Agreement for the Government Income Portfolio between PNC Institutional Management Corporation and BlackRock Financial Management, Inc.

                                           / / FOR    / / AGAINST    / / ABSTAIN

    (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

    Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL (1).

                                                PLEASE SIGN, DATE AND RETURN THE
                                                PROXY CARD PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.
                                                Dated:                    , 1995
                                                X
                                                 ------------------------------
                                                           Signature
                                                X
                                                 ------------------------------
                                                   Signature, if held jointly

PROXY                           THE PNC(R) FUND
                            MANAGED INCOME PORTFOLIO

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) Fund (the "Fund") for use at a Special Meeting of Shareholders to be held at the Meadow Woods Conference Center at Bellevue Park Corporate Center, 201 Bellevue Parkway, Wilmington, DE 19809 on March 29, 1995 at 10:00 a.m.

    The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest of the Managed Income Portfolio held of record by the undersigned on the record date for the meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

    (1) Proposal to approve the Sub-Advisory Agreement for the Managed Income Portfolio between PNC Institutional Management Corporation and BlackRock Financial Management, Inc.

                                           / / FOR    / / AGAINST    / / ABSTAIN

    (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

    Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL (1).

                                                PLEASE SIGN, DATE AND RETURN THE
                                                PROXY CARD PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.
                                                Dated:                    , 1995
                                                X
                                                 ------------------------------
                                                           Signature
                                                X
                                                 -----------------------------
                                                   Signature, if held jointly